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                                                                     Exhibit 4.1
                              CERTIFICATE OF STOCK

NUMBER                               [LOGO]                               SHARES

                                                           CUSIP     576819 10 6
                                                                     SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
                        COMMON STOCK - $.0001 PAR VALUE

THIS CERTIFIES THAT



Is The Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE COMMON STOCK OF

                           MATRIX CAPITAL CORPORATION

transferable only on the books of the Company in person or by duly authorized attorney under surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

   /s/                               [SEAL]                       /s/
   Secretary                                                      President



                           MATRIX CAPITAL CORPORATION
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     The corporation will furnish without charge to each shareholder who so requests a full statement of the designations, preferences, limitations and relative rights of each class of stock or series thereof of the corporation and the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of any series of preferred stock. Such requests may be made to the corporation or the transfer agent.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT-     Custodian
TEN ENT - as tenants by the entireties                        ---           ---
JT TEN  - as joint tenants with right of                    (Cust)       (Minor)
          survivorship and not as tenants          under Uniform Gifts to Minors
          in common                                Act
                                                       ----------------------
                                                             (State)
     Additional abbreviations may also be used though not in the above list.

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For Value Received,                     hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                      Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                               attorney-in-fact
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to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
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                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                         CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

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The signature(s) should be guaranteed by an eligible guarantor institution
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.